EXHIBIT 10.2

THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS OPTION AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FORCE PROTECTION, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to 1,000,000 Shares of Common Stock of
FORCE PROTECTION, INC.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE OPTION

No. 2006 – 1	Issue Date: January 10, 2006

FORCE PROTECTION, INC., a corporation organized under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, GORDON MCGILTON (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company from and after January 1, 2007 (the “Vesting Date”) and at any time or from time to time before 5:00 p.m., New York time, through the earlier of, the close of business on January 1, 2011 or 120 calendar days after the date Mr. McGilton terminates employment with the Company (the “Expiration Date”), up to 1,000,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.001 par value per share at the applicable Exercise Price.  The Exercise Price per share under this Option shall be $0.72.  The Options can not be exercised until they vest.  The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall include Force Protection, Inc. and any person or entity which shall succeed, or assume the obligations of, Force Protection, Inc. hereunder.

(b)           The term “Common Stock” includes (i) the Company’s Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Option at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1.             Exercise of Option.

1.1   Number of Shares Issuable upon Exercise.  From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2   Company Acknowledgment.  The Company will, at the time of the exercise of this Option, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Option. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.3   Trustee for Option Holder.  In the event that a bank or trust company shall have been appointed as trustee for the holder of this Option pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a option agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Option pursuant to this Section 1.

2.             Procedure for Exercise.

2.1   Delivery of Stock Certificates, Etc., on Exercise.  The Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares in accordance herewith.  As soon as practicable after the exercise of this Option in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise pursuant to Section 1 or otherwise.

2.2   Exercise.

(a)           Payment may be made in cash or by certified or official bank check payable to the order of the Company or other immediate funds equal to the applicable aggregate Exercise Price, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Option)

and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

3.             Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1   Reorganization, Consolidation, Merger, Etc In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case,  as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2   Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder as trustee for the Holder.

3.3   Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option as provided in Section 4.  In the event this Option does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company’s securities and property (including cash, where applicable) receivable by the Holder will be delivered to the Holder or the Trustee as contemplated by Section 3.2.

4.             Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.  The number of shares of Common Stock that the holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section 4).

5.             Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Option, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option.  The Company will forthwith mail a copy of each such certificate to the Holder and any Option agent of the Company (appointed pursuant to Section 12 hereof).

6.             Reservation of Stock, Etc., Issuable on Exercise of Option.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Option, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Option.

7.             Assignment; Exchange of Option.  Subject to compliance with applicable securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”) in whole or in part.  On the surrender for exchange of this Option, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor’s counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Option of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

8.             Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

9.             Registration Rights.  The Holder has been granted certain registration rights by the Company.  The shares of common stock issuable upon exercise of the options will be registered on a Form S-8 registration statement at a time that the Board of Directors believes is in the best interest of the Company prior to January 31, 2007.

10.           Termination of Employment.  In the event that the Holder’s employment at the Company terminates before the Vesting Date, 500,000 of the options will become immediately exercisable, if not already vested, unless such termination is the result of resignation or for good cause shown, in which case none of the unvested options will be exercisable, all subject to adjustment as provided in Section 4.

11.           Maximum Exercise.  Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to exercise this Option in connection with that number of shares of Common Stock which would exceed the difference between (i) 4.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder.  For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  The limitation described in the first sentence of this Section 11 shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Security and Purchase Agreement dated as of the date hereof among the Holder, the Company and various subsidiaries of the Company, as amended, modified, restated and/or supplemented from time to time), or upon 75 days prior notice to the Company.  The Holder shall be solely responsible for determining its ownership pursuant to this Section 11.  If the Holder delivers a notice to exercise its options, in whole or in part, to the Company, that notice shall be deemed a waiver of this Section 11. The Holder shall be solely responsible for determining its ownership pursuant to this Section 11.

12.           Option Agent.  The Company may appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

13.           Transfer on the Company’s Books.  Until this Option is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

14.           Notices, Etc.  All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder who has so furnished an address to the Company.

15.           Miscellaneous.  This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS OPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF SOUTH CAROLINA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  The individuals executing this Option on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option.  The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.  The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.

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IN WITNESS WHEREOF, the Company has executed this Option as of the date first written above.

FORCE PROTECTION, INC.

By:	/s/ Frank Kavanaugh
Name:	Frank Kavanaugh
Title:	Chairman of the Board

EXHIBIT A

FORM OF SUBSCRIPTION
(To Be Signed Only On Exercise Of Option)

TO:         Force Protection, Inc.
9801 Highway 78, Building 1
Ladson, SC, 29456

Attention:              Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Option (No.             ), hereby irrevocably elects to purchase                  shares of the common stock covered by such option; or

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Option, which is $                      .

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                                                                           whose address is                                                                                                                                                        .

The undersigned represents and options that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Option)
Address:

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer Of Option)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Option to purchase the percentage and number of shares of Common Stock of Force Protection, Inc. into which the within Option relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Force Protection, Inc. with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:

(Signature must conform to name of holder as specified on the face of the Option)

Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)